SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 12,
1994


                          FORD HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)


                              Delaware
         (State or other jurisdiction of incorporation)


    0-18263                                38-2890269
(Commission File Number)        (IRS Employer Identification No.)


The American Road, Dearborn, Michigan            48121
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  313-322-3000

Item 5.  Other Events.

        Pursuant to Registration Statement No. 33-56747, Ford Holdings, Inc., a Delaware corporation (the "Company"), registered under the Securities Act of 1933, as amended (the "Act"), 5,000 shares of preferred stock and related depositary shares. The preferred stock and depositary shares were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Act. In connection therewith, the Company has created three series of preferred stock designated as its Flexible Rate Auction Preferred Stock - Series L ("Series L Preferred"), Flexible Rate Auction Preferred Stock - Series M ("Series M Preferred") and Flexible Rate Auction Preferred Stock - Series N ("Series N Preferred" and, together with Series L Preferred and Series M Preferred, the "Preferred Stock"), by the adoption on December 20, 1994 by a committee of the Board of Directors of the Company of the Certificate of Designations of the Preferred Stock (the "Certificate of Designations") and the filing thereof with the Delaware Secretary of State on December 21, 1994. The Certificate of Designations is filed as an exhibit to this Report.

        The Company entered into an underwriting agreement and a pricing agreement each dated December 12, 1994 with Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. for the sale of 2,150 shares of the Preferred Stock, consisting of 750 shares of Series L Preferred, 750 shares of Series M Preferred and 650 shares of Series N Preferred. In connection therewith, the Company entered into an Auction Agent Agreement with The Bank of New York dated December 22, 1994 (the "Auction Agent Agreement"), appointing The Bank of New York as the auction agent of the Company to implement auction procedures in respect of the Preferred Stock. It also provides for the issuance by the Company of one certificate with respect to each series of Preferred Stock. The Auction Agent Agreement and the form of the stock certificate for the Preferred Stock are filed as exhibits to this Report.

        Pursuant to the Auction Agent Agreement, The Bank of New York, as Auction Agent, has entered and may in the future enter into Broker-Dealer Agreements with assorted broker-dealers (each a "Broker-Dealer Agreement"). The form of the Broker-Dealer Agreement is filed as an exhibit to this Report.

        The Company also entered into a Term Selection Agent Agreement dated December 22, 1994 with Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. (the "Term Selection Agent Agreement") whereby Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. were appointed as term selection agents of the Company for the purpose of establishing dividend periods in respect of the Preferred Stock. The Term Selection Agent Agreement is filed as an exhibit to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                                  EXHIBITS

Designation                  Description                    Method of Filing
Exhibit 4.1     Certificate of Designations of the          Included as
                Flexible Rate Auction Preferred             part of Exhibit
                Stock of Ford Holdings, Inc.                4.3 of this Report

Exhibit 4.2     Form of Stock Certificate for               Filed with this
                the Flexible Rate Auction Preferred         Report
                Stock of Ford Holdings, Inc.

Exhibit 4.3     Auction Agent Agreement dated December,     Filed with this
                22, 1994 between Ford Holdings, Inc.        Report
                and The Bank of New York

Exhibit 4.4     Form of Broker-Dealer Agreement             Included as part
                between The Bank of New York and            of Exibit 4.3 of
                broker-dealers                              this Report

Exhibit 4.5     Term Selection Agent Agreement              Filed with this
                dated December 22, 1994                     Report
                among Ford Holdings, Bear, Stearns
                & Co. Inc., Goldman, Sachs & Co.
                and Lehman Brothers Inc.


                               SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                               FORD HOLDINGS, INC.



Date:  January 3, 1995       By:   /s/ P. J. Sherry, Jr.
                               -------------------------
                                       P. J. Sherry, Jr.
                                      Assistant Secretary

                                EXHIBIT INDEX



Designation                   Description                            Page


Exhibit 4.1              Certificate of Designations of the
                         Flexible Rate Auction Preferred
                         Stock of Ford Holdings, Inc.

Exhibit 4.2              Form of Stock Certificate for the
                         Flexible Rate Auction Preferred
                         Stock of Ford Holdings, Inc.

Exhibit 4.3              Auction Agent Agreement dated December,
                         22, 1994 between Ford Holdings, Inc.
                         and The Bank of New York

Exhibit 4.4              Form of Broker-Dealer Agreement
                         between The Bank of New York and
                         broker-dealers

Exhibit 4.5              Term Selection Agent Agreement
                         dated December 22, 1994
                         among Ford Holdings, Bear, Stearns
                         & Co. Inc., Goldman, Sachs & Co.
                         and Lehman Brothers Inc.







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